Exhibit 99.2

Acquisition of Vtesse Inc. Increased Focus on Orphan and Pediatric Diseases 1

Forward Looking Statement This presentation contains "forward - looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These include statements about the development and potential commercialization of VTS - 270, the timing of expected clinical trial results, the accretiveness of VTS - 270 to earnings, if approved, and the timing of such accretiveness, the potential issuance of a pediatric review voucher and upd ated financial guidance. These statements are based on management's current expectations and involve risks and uncertainties, which may cau se results to differ materially from those set forth in the statements. The forward - looking statements may include statements regarding the developme nt or commercial potential of Sucampo’s products, and other statements that are not historical facts. The following factors, among others, cou ld cause actual results to differ from those set forth in the forward - looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; Sucampo’s ability to successfully integrate the operations of acquire d b usinesses; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the effects of competitive products on Sucampo’s products; and exposure to litigation and/or regulatory actions. No forward - looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events, or otherwise. Forward - look ing statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those ment ion ed in the risk factors and cautionary statements in Sucampo's most recent Form 10 - K as filed with the Securities and Exchange Commission on March 8, 20 17, as well as its filings with the Securities and Exchange Commission on Forms 8 - K and 10 - Q since the filing of the Form 10 - K, all of which Su campo incorporates by reference. 2

Non-GAAP Metrics

This presentation contains four financial metrics **(Adjusted Net Income, EBITDA, Adjusted EBITA and Free Cash Flow)** that are considered "non-GAAP" financial metrics under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial metrics should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The company's definition of these non-GAAP metrics may differ from similarly titled metrics used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, and various non-cash items, which includes amortization of acquired intangibles, inventory step-up adjustment, R&D intangible asset impairment, restructuring costs, legal settlement, acquisition related expenses, amortization of debt financing costs, debt extinguishment, R&D license option expense, acquisition related acceleration of deferred revenue, foreign currency translations and the tax impact of these adjustments. EBITDA reflects net income excluding the impact of provision for income taxes, interest expense, interest income, depreciation, R&D intangible asset impairment, amortization of acquired intangibles, and inventory step-up adjustments. Adjusted EBITDA reflects EBITDA and adjusts for specified items that can be highly variable or difficult to predict, and various non-cash items, which includes share based compensation expense, restructuring costs, acquisition related expenses, debt extinguishment, R&D license option, legal settlement, foreign currency translations and the acquisition related acceleration of deferred revenue. Free cash flow reflects net cash provided by operating activities less expenditures made for property and equipment. The company views these non-GAAP financial metrics as a means to facilitate management's financial and operational decision-making, including evaluation of the company's historical operating results and comparison to competitors' operating results. These non-GAAP financial metrics reflect an additional way of viewing aspects of the company's operations that, when viewed with GAAP results may provide a more complete understanding of factors and trends affecting the company's business.

The determination of the amounts that are excluded from these non-GAAP financial metrics is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial metrics exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly-filed reports in their entirety.

SUCAMPO

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Overview of Vtesse Inc. Acquisition 4 • Sucampo has acquired privately owned Vtesse Inc. and its lead orphan drug candidate for Niemann - Pick Type C1, VTS - 270, for $200 million upfront consideration • No external financing required Overview • Builds on Sucampo’s capabilities, global development platform and focus on specialized areas of high, unmet medical need • Complementary to FAP program with CPP • Additive to orphan and pediatric development focus • VTS - 270 for the Treatment of Niemann - Pick Type C1 (NPC - 1) in global pivotal registration program • Ultra - rare disorder with devastating and ultimately fatal outcome • Fully enrolled, results in 2018 • Sucampo provides capabilities and resources to accelerate development and successfully commercialize VTS - 270 • Aligns with Sucampo’s patient - focused mission and contributes to goal to build an increasingly diversified, global biopharmaceutical company • Accretive to earnings beginning in 2019 Strategic Benefits

Transaction Overview • Sucampo to acquire Vtesse for a total upfront consideration of $200 million • Acquisition to be financed through the issuance of 2,782,678 Sucampo Class A common shares and $170 million in cash on hand, subject to customary adjustments; no external financing required • Contingent earn - out payments consist of mid - single digit to double - digit royalties on global net sales of the product at increasing net sales levels • Split of the proceeds should a pediatric review voucher be issued and monetized in connection with the approval of VTS - 270 • 3 - month lock - up period for Vtesse shareholders that were issued common shares; Sucampo has agreed to register the common shares for resale after the lock - up expires • Portion of deal proceeds set aside for establishment of a foundation to support research related to NPC disease 5

Vtesse: A Patient - Focused, Rare Disease Company • Privately - held company focused on developing drugs for patients suffering from devastating diseases • VTS - 270 for treatment of Niemann - Pick Disease Type C1 (NPC - 1) • Mechanism and intrathecal route of administration directly address most devastating and commonly fatal neurological disease manifestations • Pivotal fully - enrolled multi - national study • Orphan drug designation in the U.S. and Europe • FDA and EMA approval: single pivotal trial sufficient for registration • Breakthrough designation in the U.S. • Compelling pre - clinical and Phase 1 data with clinically significant benefit as measured by disease specific outcomes; safety experience supports chronic treatment • 10 employees with unique patient - focused drug development capabilities • Complementarity in capabilities with Sucampo • Headquartered in Gaithersburg, MD 6

NPC - 1: Ultra - Rare, Fatal Pediatric Disease with Urgent Patient Need • NPC - 1 is an ultra - rare, progressive and fatal disease caused by defects in lipid transformation within the cell • Diagnosis of NPC - 1 most common outside infantile ages • Progressive and irreversible neurological manifestations • Estimated 2,000 - 3,000 cases globally • Under - and mis - diagnosed • NPC - 1 results in early death in the vast majority of cases • Currently no approved treatments for the disease in the U.S. • Highly motivated and involved patients, families and physicians with strong commitment to development 7

NPC - 1 Overview, cont. • NPC genes (NPC1 and NPC2) code for proteins that act sequentially to release cholesterol into cells • Mutations in either of these genes cause un - esterified cholesterol and other lipids to become sequestered and impair transport to plasma membrane and endoplasmic reticulum • Lipid build up in the brain can kill cells and, over time, leads to neurological, systemic, and/or psychiatric problems, generally leading to mortality • Leads to excessive accumulation of lipids in the brain, liver and spleen 8

VTS - 270 for Treatment of NPC - 1 • VTS - 270 is a highly - purified mixture of 2 - hydroxypropyl - ß - cyclodextrins with a specific compositional fingerprint that targets cholesterol and sphingolipid storage • Initially evaluated by consortium of academic labs led by NIH in collaboration with parent and patient advocacy groups • In preclinical studies, VTS - 270 had a profound effect on depleting intracellular cholesterol stores and lysosomal accumulation • In multiple preclinical animal models of NPC - 1, VTS - 270 has also shown results in preventing dysfunctions such as ataxia and profoundly impacting survival On - going formulation studies may culminate in new intellectual property for VTS - 270 9

Clinical Data Phase 1/2 Study 18 Month Treatment Results Reveal that VTS - 270 Shows Robust Disease Modification with Durable Effects Over 18 Months Disease Domain 18 - Month Results Natural History VTS - 270 Treated NPC Score * NPC Score with hearing removed * Ambulation * Fine Motor Cognition * Swallowing Memory Speech * Eye Movement Hearing * * p < 0.05 = Progression = Slowed progression = No progression 10

Until regulatory decision VTS - 270 Pivotal Trial • IT injections every 2 weeks • Trial fully enrolled • Pivotal data expected in mid - 2018 • Potential regulatory approval in U.S. and EU in 1H19 • Phase 1 patients currently in Part C on therapy >36 months Phase 3 Study Endpoints 1. Composite score evaluating the progression of the neurological manifestations in NPC - SS four major domains: ambulation, fine motor, cognition, and swallowing 2. Physician global score: Clinical Global Impression of Change 3. Long - term safety and tolerability of the drug administered by lumbar punctures every 2 weeks 12 months for any single subject Part A N = 12 subjects Part B N = 39 subjects for a total of 51 Part C Sham control 3 subjects 1,800 mg 3 subjects 1,200 mg 3 subjects 900 mg 3 subjects 900 mg dose 35 subjects total on active Sham control 16 subjects total Open label extension No control group 900 mg dose Open for Phase 1 subjects RESCUE OPTION (*) 11

FDA & EMA VTS - 270 Regulatory Status FDA MHRA FDA Orphan designation granted by US FDA and EMA Exclusivity post - approval: • 7 years in US • 10 years in Europe Breakthrough Therapy designation by US FDA UK’s Medicines and Healthcare Products Regulatory Agency (MHRA) granted VTS - 270 a Promising Innovative Medicine ("PIM") designation US FDA granted VTS - 270 a Rare Pediatric Disease designation Eligible for issuance of Priority Review Voucher upon NDA approval in US 12 Potential IP could extend exclusivity through 2036, including current patent applications and new patents and orphan exclusivity

Financial Impact • Full Year 2017 Guidance Pre and Post Acquisition • Accretive to earnings beginning in 2019 Guidance ($’s M) except EPS Previous Full Year 2017 Guidance Pre Vtesse Revised Full Year 2017 Guidance Post Vtesse Revenue $220 – $ 230 $220 – $230 Adj. Net Income $80 – $90 $56 – $66 Adj. EBITDA $145 – $155 $109 – $119 Adj. EPS $1.35 – $1.50 $1.00 – $1.10 Free Cash Flow $106 – $116 $86 – $96 13

Conclusion Aligns with Sucampo’s focus on patients and meeting the challenges of diseases with high unmet medical need Diversifies company and expands further in rare, orphan diseases and pediatric arena Sucampo brings global capabilities and resources to accelerate approval and commercialize VTS - 270 Significant step in our goal of building a global biopharmaceutical company 14

Q&A Session